UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2007

USA TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Pennsylvania	33-70992	23-2679963
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

610-989-0340
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2007, the Company approved an amendment to its Articles of Incorporation authorizing the Company to issue uncertificated shares. The amendment was required in order to comply with NASDAQ Stock Market Marketplace Rule 4350(l) which requires each listed issuer to be eligible to issue uncertificated shares. The amendment to the Articles will be effective upon filing of the amendment with the Commonwealth of Pennsylvania. The Company also amended its Bylaws in order to provide for the issuance of uncertificated shares. As of the date hereof, the Company has not made any determination whether or not to issue uncertificated shares.

ITEM 9.01

(c) Financial Statements and Exhibits

The following Exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibit
3.1	Amendment to Articles of Incorporation
3.2	Amendment to Bylaws

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

By: /s/ George R. Jensen, Jr.
George R. Jensen, Jr.
Chief Executive Officer
Dated: July 18, 2007

Index to Exhibits

Exhibit No.	Description of Exhibit
3.1	Amendment to Articles of Incorporation
3.2	Amendment to Bylaws